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                                                                    EXHIBIT 10.5

                         OCEAN POWER TECHNOLOGIES, INC.

                             1994 STOCK OPTION PLAN

     1. STATEMENT OF PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to benefit Ocean Power Technologies, Inc., a New Jersey corporation (the "Company"), through the maintenance and development of its business by offering certain present and future key employees, directors and consultants of the Company an opportunity to become holders of stock in the Company over a period of years, thereby providing them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee"), appointed by the Board of Directors (the "Board"), which shall also designate the Chairman of the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the committee shall be made by not less than a majority of its members. Any action may be taken by a written instrument signed by a majority of the members of the Committee and action so taken shall be as fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board meeting the qualifications of this Section 2 may be appointed as the Committee. The Committee's interpretation of the terms and provisions of the Plan shall be final and conclusive. The selection of specific employees, directors and consultants for participation in the Plan and all decisions concerning the timing, pricing, amount, and any and all other terms and conditions of any grant or award under the Plan shall be made solely by the Committee.

     3. ELIGIBILITY. Options shall be granted only to key employees of the Company (including officers of the Company), directors of the Company and consultants of the Company selected initially and from time to time by the Committee on the basis of their importance to the business of the Company. Options may be granted to members of the Committee only with the approval of a majority of the disinterested members of the Board.

     4. STOCK RESERVED FOR THE PLAN. The Committee may grant options under which a total not in excess of 500,000 shares of the no par value common stock of the Company ("Common Stock") may be purchased from the Company, subject to adjustment as provided in Section 13; provided that the Committee may not grant to any individual, options to purchase more than 100,000 shares of Common Stock or more than 40% of the total number of options to purchase shares of Common Stock granted under the Plan. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     In the event that an option expires or is terminated or cancelled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a cancelled option). With respect to any individual, however, in the case of an option that is

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terminated or cancelled unexercised as to any shares, such released shares shall continue to count against the maximum number of shares that may be offered to such individual under the Plan. Shares subject to options shall be made available from authorized but unissued, or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued as an employee, director, or consultant of the Company, or interfere in any way with the right of the Company to terminate the optionee's position as employee, director or consultant at any time.

     5. GRANT OF OPTIONS. The Committee shall have discretionary authority (i) to determine, authorize, and designate those key employees, directors, and consultants of the Company or any parent or subsidiary thereof who are to receive options under the Plan, and (ii) to determine the number of shares to be covered by such options and the terms thereof. The Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any option granted under this plan shall be granted within ten (10) years from the date set forth in Section 19.

     6. OPTION PRICE. The option price per share shall be determined by the Committee and, subject to the provisions of Section 10 hereof, the purchase price may be less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option, but not less than the par value of such shares, if any.

     7. DURATION OF OPTIONS. Subject to the provisions of Section 10 hereof, each option shall be for such term of not more than ten years, as shall be determined by the Committee. The Committee may in its descretion at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers) for such additional period as the Committee in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years.

     8. EXERCISE OF OPTION. An option shall be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by a cashier's check, bank draft, or postal or express money order payable to the order of the Company, or shall be preceded by a bank wire transfer, for an amount equal to the option price of such shares, and shall specify the address to which the certificates for such shares are to be mailed. An optionee shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and payment of such option price. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company


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shall have deposited such certificates in the United States mail, addressed to the optionee at the address specified pursuant to this Section.

     At the time of the exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     At the time of the exercise of any option the Committee may require, as a condition of the exercise of such option, the optionee to (a) pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such option by the optionee or (b) make such other arrangements with the Company which would enable the Company to pay such withholding tax, including, without limitation, holding back a number of shares issuable upon exercise of the option equal to the amount of such withholding tax, or permitting the optionee to deliver a promissory note in a form specified by the Committee, or
(c) a combination of the foregoing.

     9. STOCKHOLDER AGREEMENT. The Committee shall provide in the option agreement that prior to receiving any shares of Common Stock or other securities on the exercise of the option, the optionee or the optionee's representative upon the optionee's death shall be required to execute the Company's Stockholder Agreement.

     10. TERMINATION OF RELATIONSHIP-EXERCISE THEREAFTER. In the event the relationship between the Company and an optionholder is terminated for any reason other than death, permanent disability or retirement, such optionholder's options shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. The Committee may, in its sole discretion, permit any option to remain exercisable for such period after such termination as the Committee may prescribe, but in no event after the expiration date of the option. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment.

     In the event of termination of said relationship because of death, permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), or retirement, the option may be exercised in full, without regard to any installments established under Section 6 hereof, by the optionee or, if the optionee is not living, by the optionee's heirs, legatees or legal representatives (as the case may be), within a twelve
(12)


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month period after the date of death, permanent disability or retirement, or such longer period as the Committee may prescribe, but in no event after the expiration date of the option.

     11. NO RIGHTS AS STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice accompanied by payment as provided in Section 8 above.

     12. NON-ASSIGNABILITY. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

     13. EXTRAORDINARY CORPORATE TRANSACTIONS. New option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of the Company or such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding any other provision of this Section, in the event such employer corporation, or parent or subsidiary of the Company or such employer corporation, does not substitute new option rights for, and substantially equivalent in terms and economic value to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 75% of the outstanding Common Stock; provided, however, that each optionee shall have the right in connection with such dissolution, liquidation, merger, consolidation, acquisition or transfer, to exercise any unexercised option rights granted hereunder, whether then otherwise immediately exercisable or not, so as to permit the optionee to participate as a holder of Common Stock in such transaction if the optionee so chooses. The Company shall give to each optionee at least twenty (20) days prior written notice of any event or transaction of the nature described in the preceding sentence.

     The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However, if the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.


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     14. NO IMPAIRMENT OF RIGHTS. Nothing contained in the Plan or any option granted pursuant to the Plan shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company or interfere in any way with the right of the Company or its subsidiaries to terminate such employment and/or to remove any optionee who is a director from service on the Board of Directors of the Company at any time in accordance with the provisions of applicable law or to terminate the Company's relationship with any optionee who is a consultant to the Company.

     15. LIABILITY OF COMPANY. The Company or any affiliated entity which is in existence or hereafter comes into exercise shall not be liable to an optionee or other persons as to:

     a. THE NON-ISSUANCE OF SHARES. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     b. TAX CONSEQUENCES. Any tax consequence expected, but not realized, by any optionee or other person due to the exercise of any option granted hereunder.

     16. AMENDMENT OR TERMINATION. The Board of Directors of the Company may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any participant, without the participant's consent, under any option theretofore granted, or which, without the approval of the Stockholders of the Company, would: (i) except as is provided in Section 13 of the Plan, increase the total number of shares reserved for the purposes of the Plan; (ii) change the class of persons eligible to participate in the Plan as provided in Section 3 of the Plan; (iii) extend the applicable maximum option period provided for in Section 7 of the Plan; (iv) extend the expiration date of this Plan set forth in Section 19 of the Plan; (v) except as provided in Section 13 of the Plan, decrease to any extent the option price of any option granted under the Plan; or (vi) withdraw the administration of the Plan from the Committee.

     17. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

     18. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the Common Stockholders of the Company for approval shall be construed as creating any limitations of the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     19. EFFECTIVE DATE. The Plan shall be effective on the date the Board of Directors of the Company adopts the Plan. The Plan shall expire ten years after the date the Board of Directors approves the Plan and thereafter no option shall be granted pursuant to the Plan.


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     20. GOVERNING LAW. This Plan and any agreements hereunder, shall be interpreted and construed in accordance with the laws of the State of New Jersey and applicable federal law.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the directors of the Company, Ocean Power Technologies, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 10th day of August, 1994.

                                        OCEAN POWER TECHNOLOGIES, INC.


                                        By: /s/ George W. Taylor
                                            ------------------------------------
                                        Title: President


ATTEST:


/s/ Charles F. Dunleavy
-------------------------------------
Secretary

[SEAL]


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